                                   EXHIBIT 22

                           SUBSIDIARIES OF THE COMPANY



                                                             Percentage of
            Name and Place of Incorporation                    Ownership
            -------------------------------                  --------------

New Brunswick Scientific (U.K.) Limited
 Incorporated in The United Kingdom                               100%

NBS Benelux B.V.
 Incorporated in The Netherlands                                  100%

New Brunswick Scientific NV/SA
 Incorporated in Belgium                                          100%

New Brunswick Scientific GmbH
 Incorporated in Germany                                          100%

New Brunswick Scientific of Delaware, Inc.
 Incorporated in the State of Delaware                            100%

New Brunswick Scientific International, Inc.
 Incorporated in the State of Delaware                            100%

NBS Sales Co., Limited
 Incorporated in Jamaica                                          100%

New Brunswick Scientific West Inc.
 Incorporated in the State of California                          100%

New Brunswick Scientific S.a.r.l.
 Incorporated in France                                           100%

                                   SIGNATURES



                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       NEW BRUNSWICK SCIENTIFIC CO., INC.


Dated:  March 17, 1999                By:   /s/ Ezra Weisman
                                            ----------------------------------
                                            Ezra Weisman
                                            President (Principal Executive
                                            Officer) and Director




                  Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


Dated: March 17, 1999                 By:   /s/ David Freedman
                                            -----------------------------
                                            David Freedman
                                            Chairman of the Board


Dated:  March 17, 1999                By:   /s/ Adele Lavender
                                            -----------------------------
                                            Adele Lavender
                                            Corporate Secretary


Dated:  March 17, 1999                By:   /s/ Sigmund Freedman
                                            -----------------------------
                                            Sigmund Freedman
                                            Treasurer and Director


Dated:  March 17, 1999                By:   /s/ Samuel Eichenbaum
                                            -----------------------------
                                            Samuel Eichenbaum
                                            Vice President, Finance

Dated:  March 17, 1999                By:   /s/ Ernest Gross
                                            -----------------------------
                                            Ernest Gross
                                            Director


Dated:  March 17, 1999                By:   /s/ Bernard Leon
                                            -----------------------------
                                            Bernard Leon
                                            Director


Dated:  March 17, 1999                By:   /s/ Kiyoshi Masuda
                                            -----------------------------
                                            Kiyoshi Masuda
                                            Director


Dated:  March 17, 1999                By:   /s/ Dr. David Pramer
                                            -----------------------------
                                            Dr. David Pramer
                                            Director


Dated:  March 17, 1999                By:   /s/ Martin Siegel
                                            -----------------------------
                                            Martin Siegel
                                            Director


Dated:  March 17, 1999                By:   /s/ Dr. Marvin Weinstein
                                            -----------------------------
                                            Dr. Marvin Weinstein
                                            Director